        Exhibit 99.1

Penguin Solutions Announces Agreement to Sell Cree LED to Transom Capital Group
Transaction marks another milestone in Penguin's transformation into a pure-play data center AI infrastructure solutions company
FREMONT, Calif. - November 4, 2026 - Penguin Solutions, Inc. (“Penguin Solutions,” “Penguin,” or the “Company”) (Nasdaq: PENG), the AI Factory Platform Company, today announced that it has entered into a definitive agreement to sell its Cree LED business ("Cree LED") to Transom Capital Group (“Transom”), a leading operations-focused middle-market private equity firm.
The planned divestiture reflects Penguin Solutions’ commitment to creating long-term shareholder value. It will further align the Company’s portfolio, resources, and capital allocation priorities with the significant growth opportunities it sees in data center AI infrastructure and memory.
This sharpened focus will advance the Company’s Full-Stack AI Factory Platform strategy, which combines differentiated infrastructure software, advanced memory, compute systems, and end-to-end services designed to help customers accelerate deployment, optimize token economics, and maximize returns on their AI investments.
The transaction will position Cree LED as a standalone LED business under Transom's ownership, enabling it to build on its longstanding history of innovation, customer relationships, and differentiated LED technologies across lighting, displays, and specialty applications.
“Today’s announcement marks another milestone in Penguin Solutions’ transformation into a pure-play, data center-focused company at the intersection of AI infrastructure and memory. Since launching our AI Factory Platform earlier this year, we have accelerated our financial performance, delivering 58% year-over-year net sales growth in the second half of fiscal 2026, with earnings growing substantially faster than revenue, and provided a strong fiscal 2027 growth outlook,” said Kash Shaikh, President and CEO of Penguin Solutions.
“The Cree LED divestiture further demonstrates our disciplined execution, allowing us to concentrate on the significant growth opportunities we see in AI data centers. We believe it positions us for sustained profitable growth. We’re proud of the Cree LED team and believe Transom is well positioned to support its continued innovation and success.”
“Cree LED has an impressive legacy of innovation and an established reputation in the LED industry for high-quality products, reliable performance and longstanding customer relationships worldwide,” said Conor Davenport, Managing Director at Transom. “We see significant opportunity to build on this foundation, leveraging our operational expertise and resources to position Cree LED for long-term success as a standalone company. We look forward to partnering with the Cree LED team as the business enters this next chapter.”

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Under the terms of the definitive agreement, Transom will acquire Cree LED in an all-cash transaction. The transaction is expected to close in the first calendar quarter of 2027, subject to the satisfaction of customary closing conditions.
Lazard Freres & Co. LLC is serving as financial advisor to Penguin Solutions, and Latham & Watkins LLP is serving as legal counsel. Kirkland & Ellis LLP is serving as legal counsel to Transom.
Reaffirms Fiscal 2027 Outlook
Penguin Solutions reaffirms its previously issued fiscal 2027 financial outlook, as provided in its October 6, 2026, earnings release.
The outlook includes a full year of expected results from Cree LED, which represent approximately 10% of the Company’s total projected fiscal 2027 net sales. The Company expects to update its outlook following the transaction’s closing, which is anticipated in the first calendar quarter of 2027, to reflect the divestiture and related financial impacts.
The transaction does not change the Company's underlying expectations for growth and demand across its AI infrastructure and memory businesses.
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that are not historical in nature, that are predictive or that depend upon or refer to future events or conditions. These statements may include, but are not limited to, statements concerning or regarding the proposed sale of the Cree LED business; the expected timing of the closing of the transaction and the satisfaction of closing conditions; the anticipated benefits of the transaction to Penguin Solutions and Cree LED, including the ability of Penguin Solutions to sharpen its strategic focus, align its portfolio, resources and capital allocation priorities, and prioritize investment in its AI Factory Platform; the Company's financial outlook for full-year fiscal 2027, including statements regarding the estimated contribution of the Cree LED business to projected full-year net sales and the expectation to update the Company's financial outlook following the closing of the transaction; statements regarding long-term growth opportunities and demand in data center AI infrastructure and memory solutions, the Company’s ability to achieve sustained profitable growth, and long-term shareholder value creation; statements regarding the expected capabilities and benefits of Penguin Solutions’ products and services for its customers, including the ability to accelerate deployment, optimize token economics and maximize the return on AI investments; statements regarding Cree LED's future operations, innovation, customer relationships and long-term success as a standalone company under new ownership; and

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statements regarding the expected impact of the transaction on Penguin Solutions' business strategy and portfolio.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as "anticipate," "target," "expect," "estimate," "intend," "plan," "goal," "believe," "could," "will," "positioned," "opportunity" and other words of similar meaning. Forward-looking statements provide the Company’s current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of the Company’s control, including but not limited to: the risk that the transaction may not be completed in a timely manner or at all; the failure of the parties to satisfy the conditions to the closing of the transaction; unexpected costs, charges or expenses resulting from the transaction; the effect of the announcement or pendency of the transaction on business relationships, operating results and the business generally; risks related to the separation of the Cree LED business, including disruption of management’s attention from ongoing business operations; the risk that the anticipated benefits of the transaction may not be realized or may take longer to realize than expected; global business and economic conditions, including the impact on the financial condition of the Company’s customers, particularly in challenging macroeconomic environments; growth and demand trends in technology industries (including trends and markets related to artificial intelligence), the Company’s customer markets and various geographic regions; uncertainties in the geopolitical environment, including those related to global conflicts and the global effects thereof on international relations, transport and trade; changes in trade regulations and tariffs or adverse developments in international trade relations and agreements; the Company’s ability to manage the Company’s cost structure; disruptions in the Company’s operations or supply chain; the success of the Company’s strategic initiatives; and the continuing availability of borrowings under revolving lines of credit or other debt arrangements and the Company’s ability to raise capital through debt or equity financings.
These and other risks, uncertainties and factors are described in greater detail under the sections titled "Risk Factors," "Critical Accounting Estimates," "Results of Operations," "Quantitative and Qualitative Disclosures About Market Risk" and "Liquidity and Capital Resources" contained in the Annual Report on Form 10-K for the fiscal year ended August 28, 2026, as updated by the risk factors, if any, contained in the Company’s Quarterly Reports on Form 10-Q and in the Company’s other filings with the U.S. Securities and Exchange Commission (the "SEC"). Such risks, uncertainties and factors as outlined above and in such filings could cause the Company’s actual results to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that the Company makes in this press release speak only as of the date of this press release. Except as required by law, the Company does not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.

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About Penguin Solutions
Penguin Solutions is the AI Factory Platform Company. We design, build, and manage next-generation data centers for enterprises, sovereign AI initiatives, and neocloud providers.
With deep design expertise at the intersection of data center AI infrastructure and memory solutions, our Full-Stack AI Factory Platform combines differentiated infrastructure software, advanced memory, compute systems, end-to-end services, and industry-leading partner technologies to help customers accelerate deployment, optimize token economics, and maximize the return on their AI investments.
Learn more at PenguinSolutions.com.
About Cree LED
Cree LED offers one of the industry’s broadest portfolios of application-optimized LED chips and components, leading the industry in performance and reliability. With more than 35 years of innovation, its strong IP portfolio and unique business model are designed to support supply chain continuity. Cree LED delivers best-in-class technology and breakthrough solutions for focused applications in high-power and mid-power general lighting, portable lighting, horticulture, specialty lighting and video screens. For more information, visit cree-led.com.
About Transom Capital Group
Transom is a leading operationally focused private equity firm that thrives in complexity, specializing in identifying and unlocking value in the middle market. Founded in 2008 and headquartered in Los Angeles, Transom has established a strong track record across various economic cycles by employing a time-tested, operationally intensive strategy to drive transformative outcomes. Transom’s expertise spans corporate carve-outs, lender-owned businesses, and other complex situations requiring speed, flexibility, and precision. Supported by a large in-house operations team, Transom delivers tailored solutions backed with functional expertise to help companies unlock their full potential.
Transom’s sector-flexible approach is grounded in pattern recognition, value creation, and disciplined execution. The firm provides not only capital, but also the tools, insights, and operational capabilities necessary to accelerate business performance and create long-term value. For more information, visit www.transomcap.com/.

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Contacts
Melissa Sanders, Marketing Communications Specialist, Cree LED
Melissa.sanders@cree-led.com

Lerin O'Neill, Sr. Director, Corporate Communications and PR, Penguin Solutions
Lerin.oneill@penguinsolutions.com

Prosek Partners, Media Contact for Transom Capital Group
pro-transom@prosek.com

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